UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2025

BRISTOL-MYERS SQUIBB COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-01136	22-0790350
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)
Route 206 & Province Line Road
Princeton, New Jersey 08543
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (609) 252-4621

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BMY	New York Stock Exchange
1.750% Notes due 2035	BMY35	New York Stock Exchange
Celgene Contingent Value Rights	CELG RT	New York Stock Exchange
2.973% Notes due 2030	BMY/30	New York Stock Exchange
3.363% Notes due 2033	BMY/33	New York Stock Exchange
3.857% Notes due 2038	BMY/38	New York Stock Exchange
4.289% Notes due 2045	BMY/45	New York Stock Exchange
4.581% Notes due 2055	BMY/55	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On November 17, 2025, Bristol-Myers Squibb Company (“Bristol Myers Squibb”) issued a press release announcing the early participation results, amendment and early settlement of its previously announced cash tender offers (the “Offers”) to purchase notes issued by Bristol Myers Squibb.

On November 18, 2025, Bristol Myers Squibb also issued a press release announcing the accepted amounts and pricing terms of such previously announced Offers.

The Offers are subject to the terms and conditions described in the Offer to Purchase dated November 3, 2025 (as amended or supplemented from time to time), which sets forth a detailed description of the Offers.

Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and incorporated herein in their entirety.

This Current Report on Form 8-K (including the exhibits attached hereto) is neither an offer to purchase nor a solicitation of an offer to sell any securities. The Offers are made only by, and pursuant to the terms of, the Offer to Purchase. The Offers do not constitute an offer to buy or the solicitation of an offer to sell the notes described herein in any jurisdiction in which such offer or solicitation is unlawful. The Offers are void in all jurisdictions where they are prohibited.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press release of Bristol-Myers Squibb Company dated November 17, 2025.
99.2	Press release of Bristol-Myers Squibb Company dated November 18, 2025.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2025

BRISTOL-MYERS SQUIBB COMPANY

	By:	/s/ Amy Fallone
	Name:	Amy Fallone
	Title:	Senior Vice President and Corporate Secretary

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